SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 07, 2003

                           CIRCLE GROUP INTERNET INC.
             (Exact name of registrant as specified in its charter)


           ILLINOIS                   000-27841                 36-4197173
 (State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)               File Number)         Identification Number)


         1011 CAMPUS DRIVE                                         60060
        MUNDELEIN, ILLINOIS                                      (Zip Code)
 (Address of principal executive
             offices)


        Registrants telephone number, including area code: (847) 549-6002

                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a)  Exhibits.

     99.1  Press release of Circle Group Internet Inc. dated October 07, 2003.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CIRCLE GROUP INTERNET INC.


Date: October 07, 2003                 By: /s/ Greg Halpern
                                           --------------------
                                           Greg Halpern
                                           Chief Executive Officer


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